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                                                                   EXHIBIT 10.31


                       ---------------------------------

                                  AMENDMENT TO

                          SUBORDINATED PROMISSORY NOTE

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                    AMENDMENT TO SUBORDINATED PROMISSORY NOTE


This Amendment is hereby made as of this 26th day of March, 2002 by Jeffrey K. Cornelius (the "Holder") and Community Bancshares, Inc (the "Borrower"), a Delaware corporation.

         WHEREAS, the parties entered into a Subordinated Promissory Note (the "Note") dated as of October 4, 1994 pursuant to which the Borrower promised to pay the Holder the sum of Two Million Dollars ($2,000,000); and

         WHEREAS, the Borrower is current in performing its obligations pursuant to the Note; and

         WHEREAS, its is unclear whether the Note is subordinated to certain other indebtedness of the Borrower; and

         WHEREAS, the parties desire to resolve an ambiguity in the provisions of the Note and provide that the Note is senior to such other indebtedness;

         NOW, THEREFORE, the parties hereby agree that the Note is amended by adding the following sentence to the end of paragraph 4(f): "Notwithstanding the foregoing, the term `Senior Indebtedness' shall not refer to any indebtedness of the Borrower, whether currently outstanding or hereafter created, which purports to be subordinated indebtedness of the Borrower, unless the instrument creating or evidencing such indebtedness specifically identifies this Note and expressly states that it is superior to the indebtedness represented by this Note."

         IN WITNESS WHEREOF, the parties have causes this Amendment to be executed as of the day and year first above written.


                                     /s/ Jeffrey K.Cornelius
                                     ------------------------------------------
                                     Jeffrey K. Cornelius


                                     COMMUNITYBANCSHARES, INC.


                                     By:  /s/ Kennon R. Patterson, Sr.
                                          ------------------------------------
                                     Its  Chairman, President & CEO
                                          ------------------------------------



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